FEDERATED INTERMEDIATE GOVERNMENT/CORPORATE FUND
 (A Portfolio of Federated Institutional Trust)
Institutional Service Shares
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Supplement to current prospectus dated September 1, 2005.

      Under the section entitled "What are the Fund's Fees and Expenses?" please delete the fee table and the example in their entirety and replace with the following:


FEDERATED INTERMEDIATE GOVERNMENT/CORPORATE FUND

WHAT ARE THE FUND'S FEES AND EXPENSES?


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Institutional Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as
a percentage of offering price)                             None
Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds, as
applicable)                                                 None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage
of offering price)                                          None
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                              None
Exchange Fee                                                None

Annual Fund Operating Expenses (Before Waivers and
Reimbursement)(1)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee(2)                                          0.40%
Distribution (12b-1) Fee(3)                                0.25%
Shareholder Services Fee                                   0.25%
Other Expenses(4)                                          0.37%
Total Annual Fund Operating Expenses                       1.27%

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1     The rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, distributor and administrator expect to waive and/or reimburse certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending August 31, 2006.

  Total Waivers and Reimbursement of Fund Expenses         0.72%
  Total Actual Annual Fund Operating Expenses (after
  waivers and reimbursement)                               0.55%

2     The adviser expects to voluntarily waive the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending August 31, 2006.

3 The distributor expects to voluntarily waive the distribution (12b-1) fee for Institutional Service Shares for the fiscal year ending August 31, 2006. The distributor can terminate this voluntary waiver at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending August 31, 2006.

4     The administrator and adviser expect to voluntarily waive and reimburse certain operating expenses of the Fund. The administrator and adviser can terminate this anticipated voluntary waiver and reimbursement at any time. Total other operating expenses paid by the Fund (after the anticipated voluntary waiver and reimbursement) are expected to be 0.30% for the fiscal year ending August 31, 2006.



EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses are before waivers and reimbursement as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


         1 Year                    $129
        3 Years                    $403
        5 Years                    $697
        10 Years                  $1,534

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March 2006



Federated Securities Corp., Distributor



Cusip 31420B508